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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): March 16, 2005

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                               USURF AMERICA, INC.
               (Exact name of registrant as specified in Charter)


        Nevada                    1-15383                      91-2117796
 (State or other            (Commission File No.)          (IRS Employee
 jurisdiction of                                           dentification No.)
 incorporation or
 organization)

                       390 Interlocken Crescent, Suite 900
                           Broomfield, Colorado 80021
                    (Address of Principal Executive Offices)

                                  303-285-5379
                            (Issuer Telephone number)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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      This Form 8-K and other reports filed by Usurf America, Inc. (the
"Registrant" or the "Company") from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative if these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to


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future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.


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Item  5.02   Appointment of Principal Officers.
             ----------------------------------

      Effective March 16, 2004 the Board of Directors of Usurf America, Inc. (the "Company") selected Mr. Dan Ryan to develop a new bundled communications division for the Company.

      Mr. Ryan is the former head of cable operations in eight western states for Charter Communications. In his new role, Ryan will be in charge of expanding the Company's existing Bundled Digital Services (BDS) customer base through a combination of organic growth, focused investment in technology, and via the acquisition of strategic assets from other Multiple System Operators (MSOs). The Company's service deployment technology and operations groups will report to Mr. Ryan, as well as all BDS service operations for the recently acquired Sovereign Companies. Mr. Ryan's initial compensation will be $180,000 per year. At this time, Mr. Ryan does not have an employment contract, nor has he been issued any stock, options or warrants in relation to these services.

      Mr. Ryan began his career in the cable industry by joining Rifkin Associates, a Denver-based MSO in 1991. During his tenure at Rifkin, he built and operated several large cable systems that were eventually acquired in 1999 by Charter Communications. As a senior executive with Charter, Mr. Ryan was in charge of customers in Colorado, New Mexico, Kansas, Oklahoma, Nebraska, Utah, Texas and Nevada. In December 2001, Mr. Ryan founded and was the CEO of Precis Communications in Denver. Precis acquired and operated several cable systems in Utah, Arizona, and Nevada, which he recently sold to a telecommunications company.

Item 7.01. Regulation FD Disclosure.
           -------------------------

      The Company incorporates by reference the matters described and set forth under Item 5.02 above and Item 8.01 below as if set forth under this Item 7.01 in their entirety.

Item 8.01. Other Events.
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      On March 16, 2005, the Company issued a press release announcing the appointment of Mr. Dan Ryan as an executive of the Usurf America, Inc. described under Item 5.02 above. A copy of the press release is attached as Exhibit 99.1 to this Current Report.


            Exhibit No.             Description
            -----------             -----------

                  99.1              Press Release dated March 16, 2005


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Usurf America, Inc.

                            By:     /s/ Douglas O. McKinnon
                                    -----------------------

                                      President and Chief
                                       Executive Officer

Date: March 17, 2005


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                                  EXHIBIT INDEX

Exhibit                               Description
No.
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99.1         Press Release dated March 16,2005


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